                                                                   EXHIBIT 10.14


[SILICON VALLEY BANK LOGO]

QUICKSTART LOAN AND SECURITY AGREEMENT

BORROWER: Avanex Corporation       ADDRESS: 42501 Albrae St.

DATE: February 17, 1998                     Fremont, CA 94538

SILICON'S OFFER TO EXTEND FINANCING ON THE TERMS SET FORTH HEREIN SHALL EXPIRE IF THIS AGREEMENT IS NOT EXECUTED BY BORROWER AND RETURNED TO SILICON WITHIN 30 DAYS OF THE ABOVE DATE.

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower named above (jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. Loans. Silicon will make loans to Borrower (the "Loans") in amounts determined by Silicon in its reasonable business judgment up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. All Loans and other monetary Obligations will bear interest at the rate shown on the Schedule. Interest will be payable monthly, on the date shown on the monthly billing from Silicon. Silicon may, in its discretion, charge interest to Borrower's deposit accounts maintained with Silicon.

2. Security Interest. As security for all present and future indebtedness, guarantees, liabilities, and other obligations, of Borrower to Silicon (collectively, the "Obligations"), Borrower hereby grants Silicon a continuing security interest in all of Borrower's interest in the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All "accounts," "general intangibles," "contract rights," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "investment property," "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing.

3. Representations And Agreements Of Borrower. Borrower represents to Silicon as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement:

     3.1 Corporate Existence and Authority. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower.

     3.2 Names, Places of Business. The name of Borrower set [MISSING COPY] give Silicon 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

     3.3 Collateral. Silicon has and will at all times continue to have a first-priority perfected security interest in all of the Collateral other than specific equipment. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

     3.4 Financial Condition and Statements. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower. Borrower will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by Borrower, and such other information as Silicon shall reasonably request; (ii) within 120 days following the end of Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report thereon by said independent certified public accountants; and (iii) other financial information reasonably requested by Silicon from time to time.

     3.5 Taxes; Compliance with Law. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owned by Borrower. Borrower has complied and will comply, in all material respects, with all applicable laws, rules and regulations.

     3.6 Insurance. Borrower shall at all times insure all of the tangible personal property Collateral and carry such other business insurance as is customary in Borrower's industry.

     3.7 Access to Collateral and Books and Records. At [MISSING COPY]

Silicon Valley Bank                       QuickStart Loan and Security Agreement
--------------------------------------------------------------------------------

agents shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records.

3.8 Operating Accounts. Borrower shall maintain its primary operating accounts with Bank.

3.9 Additional Agreements. Borrower shall not, without Silicon's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Silicon of any such sale; (ii) sell or transfer any Collateral, except in the ordinary course of business; (iii) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); or (iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreement with Borrower.

4. Term. This Agreement shall continue in effect until the maturity date set forth on the schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full.

5. Events of Default and Remedies. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representation, statement, report or certificate given to Silicon by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; or (b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (e) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (f) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Silicon shall have the right to additional four percent per annum, and exercise all rights and remedies accorded it by applicable law.

6. General. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Silicon at any time to require Borrower to comply strictly with any of the provisions of this Agreement shall not waive Silicon's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Silicon and delivered to Borrower. The provisions of this Agreement may not be amended, except in a writing signed by Borrower and Silicon. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all other reasonable costs incurred by Silicon, in connection with this Agreement (whether or not a lawsuit is filed). If Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Silicon's prior written consent. This Agreement shall be governed by the laws of the State of California.

7. Mutual Waiver of Jury Trial. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR AFFILIATES.

Borrower:

AVANEX CORPORATION
-----------------------------

By  /s/ SIMON CAO
  ---------------------------
  President or Vice President

Silicon:

SILICON VALLEY BANK

By  /s/ [Signature Illegible]
  ---------------------------

[SILICON VALLEY BANK LOGO]

SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (EQUIPMENT ADVANCES)

BORROWER:  Avanex Corporation

DATE:      February 17, 1998

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

CREDIT LIMIT (EQUIPMENT)
(Section 1):                  $300,000 (such amount to be funded under the
                              aggregate Credit Limit). Equipment Advances will be
                              made only on or prior to August 17, 1998 (the "Last
                              Advance Date") and only for the purpose of purchasing
                              equipment reasonably acceptable to Silicon. Borrower
                              must provide invoices for the equipment to Silicon on
                              or before the Last Advance Date.

INTEREST RATE (Section 1):    A rate equal to the "Prime Rate" in effect from time to
                              time, plus 1.5% per annum. Interest shall be calculated
                              on the basis of a 360-day year for the actual number of
                              days elapsed. "Prime Rate" means the rate announced from
                              time to time by Silicon as its "prime rate;" it is a base
                              rate upon which other rates charged by Silicon are based,
                              and it is not necessarily the best rate available at
                              Silicon. The interest rate applicable to the Obligations
                              shall change on each date there is a change in the Prime
                              Rate.

MATURITY DATE (Section 4):    After the Last Advance Date, the unpaid principal balance
                              of the Equipment Advances shall be repaid in 36 equal
                              monthly installments of principal, plus interest,
                              commencing on September 17, 1998 and continuing on the
                              same day of each month thereafter until the entire unpaid
                              principal balance of the Equipment Advances and all
                              accrued unpaid interest have been paid (subject to
                              Silicon's right to accelerate the Equipment Advances
                              on an Event of Default).

BORROWER:                     SILICON:
Avanex Corporation            SILICON VALLEY BANK

By /s/ SIMON CAO              By /s/ [Signature Illegible]
  ----------------------        --------------------------
President or Vice President   Title Sr. Vice President

[SILICON VALLEY BANK LOGO]

SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (MASTER)

BORROWER:  Avanex Corporation

DATE:      February 17, 1998

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

CREDIT LIMIT (AGGREGATE)
(Section 1):                  $300,000 (includes, without limitation, Equipment
                              Advances and the Merchant Services and Business Visa
                              Reserve, if any.)

INTEREST RATE (Section 1):    A rate equal to the "Prime Rate" in effect from time to
                              time, plus 1.50% per annum. Interest shall be calculated
                              on the basis of a 360-day year for the actual number of
                              days elapsed. "Prime Rate" means the rate announced from
                              time to time by Silicon as its "prime rate;" it is a base
                              rate upon which other rates charged by Silicon are based,
                              and it is not necessarily the best rate available at
                              Silicon. The interest rate applicable to the Obligations
                              shall change on each date there is a change in the Prime
                              Rate.

MATURITY DATE (Section 4):    August 17, 1999 or August 17, 2001, if equipment.

OTHER LOCATIONS AND
ADDRESSES (Section 3.2):
                              -------------------------------------------------

OTHER AGREEMENTS:             Borrower also agrees as follows:

                              1. LOAN FEE. Borrower shall concurrently pay Silicon a
                              non-refundable Loan Fee in the amount of $3,000.

                              2. BANKING RELATIONSHIP. Borrower shall at all times
                              maintain its primary banking relationship with Silicon.


BORROWER:                     SILICON:
Avanex Corporation            SILICON VALLEY BANK

By /s/ SIMON CAO              By /s/ [Signature Illegible]
  ----------------------        --------------------------
President or Vice President   Title Sr. Vice President

[LOGO] SILICON VALLEY BANK

CERTIFIED RESOLUTION

BORROWER:      AVANEX CORPORATION, A CORPORATION ORGANIZED UNDER THE LAWS OF
               THE STATE OF CALIFORNIA

DATE:     FEBRUARY 17, 1998

     I, the undersigned, corporate officer of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

RESOLVED, that this Corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers authorized hereby, this corporation may require.

RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, in the name of this corporation, to execute and deliver to Silicon the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing or securing such loans, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require, and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

RESOLVED FURTHER, that said authorized officers be and they are hereby authorized to issue warrants to purchase this corporation's capital stock, for such class, series and number, and on such terms, as said officers shall deem appropriate.

RESOLVED FURTHER, that Silicon may conclusively rely on a certified copy of these resolutions and a certificate of the corporate officer of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                         OFFICE(S)                ACTUAL SIGNATURES
-----                         ---------                -----------------
Simon Cao                     CEO                      x /s/ SIMON CAO
-----------------------       -------------------        --------------------

Jessy Chao                    CFO                      x /s/ JESSY CHAO
-----------------------       -------------------        --------------------
                                                       x
-----------------------       -------------------        --------------------


IN WITNESS WHEREOF, I have hereunto set my hand as such corporate officer on the date set forth above.

                              By   /s/ JUDITH M. O'BRIEN
                                   -------------------------
                              Its  Secretary
                                   -------------------------

[LOGO] SILICON VALLEY BANK

SCHEDULE TO QUICKSTART LOAN AND SECURITY AGREEMENT (MERCHANT SERVICES/BUSINESS CREDIT CARD SUBLIMIT)

BORROWER: Avanex Corporation
          -------------------------------

DATE:     February 17, 1998
          -------------------------------

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

MERCHANT SERVICES/
BUSINESS CREDIT CARD
SUBLIMIT (Section 1):    The aggregate Credit Limit shall be reduced by an
                         amount equal to the sum of (a) $ -0-  (the "Merchant
                         Service Reserve") and (b) $15,000 (the "Business Credit
                         Card Reserve"). Silicon may, in its sole discretion, charge as Loans, any amounts that may become due or owing to Silicon in connection with merchant credit card processing services and/or Business Credit Card services furnished to Borrower by or through Silicon, collectively, the "Credit Card Services." Borrower shall execute all standard form applications and agreements, including without limitation, the
                         Indemnification and Pledge Agreement, of Silicon in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card
                         Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services.

MATURITY DATE (Section 4):    AUGUST 17,
                              --------------------

BORROWER:                                    SILICON:

 AVANEX CORPORATION                          SILICON VALLEY BANK
--------------------------------

By   /s/ SIMON CAO                           By   /s/ [SIGNATURE ILLEGIBLE]
   -----------------------------                -----------------------------
    PRESIDENT OR VICE PRESIDENT              Title  SR. VICE PRESIDENT
                                                   --------------------------

[LOGO]    SILICON VALLEY BANK

AMENDED SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (MASTER)

BORROWER:      Avanex Corporation

DATE:          August 3, 1998

     This Amended and Restated Schedule is an integral part of the QuickStart Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") dated as of February 17, 1998, as may be further amended from time to time.

CREDIT LIMIT (AGGREGATE)
(Section 1):                  $750,000 (includes, without limitation, Equipment
                              Advances, if any, and the Merchant Services
                              Business Credit Card Reserve)

INTEREST RATE (Section 1):    A rate equal to the "Prime Rate" in effect from
                              time to time, plus 1.50% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

MATURITY DATE (Section 4):    August 17, 1999

OTHER LOCATIONS AND ADDRESSES
(Section 3.2):                __________________________________________________

OTHER AGREEMENTS:             Borrower also agrees as follows:

                              1. LOAN FEE. Borrower shall concurrently pay
                              Silicon a non-refundable Loan Fee in the amount of $3000.

                              2. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

BORROWER:                               SILICON:

AVANEX CORPORATION                      SILICON VALLEY BANK

By   /s/ JESSY CHAO                     By
   ------------------------------          -----------------------------
     PRESIDENT OR VICE PRESIDENT
                                        Title
                                              --------------------------

[SILICON VALLEY BANK LOGO]

AMENDED SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (EQUIPMENT ADVANCES)

BORROWER:  Avanex Corporation

DATE:      August 3, 1998

     THIS AMENDED SCHEDULE is an integral part of the QuickStart Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") dated as of February 17, 1998, as may be amended.

CREDIT LIMIT (EQUIPMENT)
(Section 1):                  $750,000 Equipment Advances will be made only on or
                              prior to _______________ (the "Last Advance Date")
                              and only for the purpose of purchasing equipment
                              reasonably acceptable to Silicon. Borrower must provide
                              invoices for the equipment to Silicon on or before the
                              Last Advance Date.

INTEREST RATE (Section 1):    A rate equal to the "Prime Rate" in effect from time to
                              time, plus 1.50% per annum. Interest shall be calculated
                              on the basis of a 360-day year for the actual number of
                              days elapsed. "Prime Rate" means the rate announced from
                              time to time by Silicon as its "prime rate;" it is a base
                              rate upon which other rates charged by Silicon are based,
                              and it is not necessarily the best rate available at
                              Silicon. The interest rate applicable to the Obligations
                              shall change on each date there is a change in the Prime
                              Rate.

MATURITY DATE (Section 4):    After the Last Advance Date, the unpaid principal balance
                              of the Equipment Advances shall be repaid in ___ equal
                              monthly installments of principal, plus interest,
                              commencing on __________________ and continuing on the
                              same day of each month thereafter until the entire unpaid
                              principal balance of the Equipment Advances plus all
                              accrued unpaid interest has been paid (subject to
                              Silicon's right to accelerate the Equipment Advances
                              on an Event of Default).

BORROWER:                     SILICON:
AVANEX CORPORATION            SILICON VALLEY BANK

By /s/ JESSY CHAO             By
  ----------------------        ----------------------
PRESIDENT OR VICE PRESIDENT   Title
                                ----------------------

[SILICON VALLEY BANK LOGO]

AMENDED SCHEDULE TO QUICKSTART LOAN AND SECURITY AGREEMENT
(MERCHANT SERVICES/BUSINESS CREDIT CARD SUBLIMIT)

BORROWER:  Avanex Corporation

DATE:      August 3, 1998

     This Amended Schedule is an integral part of the QuickStart Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower"), dated February 17, 1998.

MERCHANT SERVICES/
BUSINESS CREDIT CARD
SUBLIMIT (Section 1):         The aggregate Credit Limit shall be reduced by an
                              amount equal to the sum of (a) $0 (the "Merchant
                              Service Reserve") and (b) $15,000 (the "Business
                              Credit Card Reserve"). Silicon may, in its sole
                              discretion, charge as Loans, any amounts that may
                              become due or owing to Silicon in connection with
                              merchant credit card processing services and/or
                              Business Credit Card services furnished to Borrower
                              by or through Silicon, collectively, the "Credit
                              Card Services." Borrower shall execute all standard
                              form applications and agreements, including without
                              limitation, the Indemnification and Pledge Agreement,
                              of Silicon in connection with the Credit Card Services
                              and, without limiting any of the terms of such
                              applications and agreements, Borrower will pay all
                              standard fees and charges of Silicon in connection with
                              the Credit Card Services and, without limiting any of
                              the terms of such applications and agreements, Borrower
                              will pay all standard fees and charges of Silicon in
                              connection with the Credit Card Services.

MATURITY DATE (Section 4):    August 17, 1999



BORROWER:                     SILICON:
AVANEX CORPORATION            SILICON VALLEY BANK

By /s/ JESSY CHAO             By
  ----------------------        ----------------------
PRESIDENT OR VICE PRESIDENT   Title
                                ----------------------

[SILICON VALLEY BANK LOGO]


AMENDMENT TO QUICKSTART LOAN AND SECURITY AGREEMENT

Borrower:    Avanex Corporation         Address:  42501 Albrae Street
         -------------------------              -------------------------
Date:     August 3, 1998                          Fremont, CA 94538
      ----------------------------              -------------------------

                                                -------------------------

THIS AMENDMENT TO QUICKSTART LOAN AND SECURITY AGREEMENT IS ENTERED INTO ON THE ABOVE DATE BETWEEN SILICON VALLEY BANK ("SILICON"), WHOSE ADDRESS IS 3003
TASMAN DRIVE, SANTA CLARA, CALIFORNIA 95054 AND THE BORROWER NAMED ABOVE (JOINTLY AND SEVERALLY, THE "BORROWER"), WHOSE CHIEF EXECUTIVE OFFICE IS LOCATED AT THE ABOVE ADDRESS ("BORROWER'S ADDRESS").

     The parties hereto agree to amend the QuickStart Loan and Security Agreement between them dated February 17, 1998 (the "Loan Agreement"), effective as of the date hereof, as follows: Capitalized terms used but not defined herein shall have the same meanings set forth in the Loan Agreement.

     1. AMENDED SCHEDULE. The Schedule to the Loan and Security Agreement is amended effective on the date hereof, to read as set forth in the Amended Schedule to QuickStart Loan and Security Agreement attached hereto.

     2. FACILITY FEE. Borrower shall pay to Silicon a fee in the amount of $3000.

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and other written documents between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements, and understandings between the parties with respect to the subject matter hereof. Except as expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall remain in full force and effect and the same are hereby ratified and confirmed.


BORROWER:
        AVANEX CORPORATION
        -------------------------------

        By /s/ JESSY CHAO
          -----------------------------
            PRESIDENT OR VICE PRESIDENT


SILICON:
       SILICON VALLEY BANK

       By
         ------------------------------
         Title
              -------------------------